SHORT-TERM DEBT	6 Months Ended
Jun. 30, 2016
SHORT-TERM DEBT
SHORT-TERM DEBT

5. SHORT-TERM DEBT

	As of December 31, 2015	As of June 30, 2016
	RMB	RMB
Short-term borrowings	4,544,819,828	5,784,079,117
2017 and 2018 Convertible Senior Notes (Note 8)	5,507,036,892	5,545,073,124
Qunar CB	2,658,356,678	—

Total	12,710,213,398	11,329,152,241

        As of June 30, 2016, the Group obtained one borrowings of RMB374 million (US$56.26 million) in aggregate collateralized by a bank deposit of RMB380 million classified as restricted cash. The annual interest rate of borrowings is approximately 1.7%.

        As of June 30, 2016, the Group obtained four borrowings of RMB1.4 billion (US$211.5 million) in aggregate collateralized by a bank deposit of RMB100 million as restricted cash and short-term investment of RMB1.1 billion. The annual interest rate of borrowings is approximately from 1.4% to 1.7%.

        As of June 30, 2016, the Group obtained one borrowings of RMB599.2 million (US$90.2 million) in aggregate collateralized by bank deposits of RMB123.5 million as restricted cash. The annual interest rate of borrowings is approximately 1.1%.

        As of June 30, 2016, the Group obtained three borrowings of RMB336.9 million (US$50.7 million) in aggregate collateralized by bank deposits of RMB69.5 million classified as restricted cash. The annual interest rate of borrowings is approximately 3%.

        As of June 30, 2016, the Group obtained three borrowings of RMB830.7 million (US$125 million) in aggregate collateralized by a bank deposit of RMB60 million classified as restricted cash. The annual interest rate of borrowings is approximately from 1.6% to 2.0%.

        As of June 30, 2016, the Group obtained six borrowings of RMB2.5 billion in aggregate. The annual interest rate of borrowings is approximately from 3.9% to 4.3%.

        As of June 30, 2016, the Group obtained four borrowings of RMB27 million (EUR3.7 million) in aggregate. The annual interest rate of borrowings is approximately from 2.3% to 2.9%.

        As of June 30, 2016, the Group obtained one borrowings of RMB643.5 million (US$99 million) in aggregate collateralized by a bank deposit of RMB650 million classified as restricted cash. The annual interest rate of borrowings is approximately 1.6%.

        The short-term borrowing contain covenants including, among others, limitation on liens, consolidation, merger and sale of the Company's assets. The Company is in compliance with all of the loan covenants as of December 31, 2015 and June 30, 2016.

        In June 2015, Qunar issued US$ 500 million, 2% interest rate convertible senior notes due 2021 (the "Qunar CB") to several institutional investors (the "CB Holders"). The Qunar CB included a Make-Whole provision, where the CB Holders were granted a right to convert the Qunar CB into Qunar's ADS at an increased conversion rate (the "Make-Whole Rate") or request redemption at an equivalent dollar amount in the event of certain fundamental changes of Qunar, including change in shareholding over 10%. In October 2015, Ctrip obtained 45% equity interest of Qunar from Baidu which triggered the Make-Whole provision. In December 2015, Ctrip entered into agreements with the CB Holders to settle all the outstanding Qunar CB at a consideration equal to the value of Qunar ADS as if were converted at the Make-Whole Rate. The total consideration included US$ 314 million (Rmb 2,033 million) in cash and 1,044,805 ordinary shares of Ctrip with the aggregated amount of RMB3.9 billion. Such liability of Qunar CB is considered as assumed liability by the Company for Qunar and was charged in pre-acquisition of Qunar. The settlement was paid in January 2016.